Exhibit 99.1


AMBAC                                               Ambac Assurance Corporation
                                             One State Street Plaza, 15th Floor
                                                       New York, New York 10004
                                                      Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured Obligations                                     Policy Number: ABO855BE
MSDWCC HELOC Trust 2005-1
$753,650,000 HELCO Asset-Backed Notes,
Series 2005-1
                                                  Premium:  As specified in the
                                                            Insurance Agreement.

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make sure payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/ Robert J. Genader            OMITTED              /s/ Anne G. Gill
---------------------------   [Corporate Seal        -------------------------
President                      of Wisconsin]         Secretary


                                                     /s/ Patrick E. McCormick
                                                     -------------------------
Effective Date:  January 27, 2005                    Authorized Representative



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                     CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance Policy                         January 27, 2005
ABO855BE issued to:


Wells Fargo Bank, N.A.,
as Indenture Trustee for the Holders of
MSDWCC HELOC Trust 2005-1
HELOC Asset-Backed Notes, Series 2005-1

            For all purposes of this Policy, the following terms shall have the following meanings:

            "Agreements" shall mean, for purposes of the Policy, the Indenture and the Servicing Agreement.

            "Available Funds" shall have the meaning assigned to such term in the Indenture.

            "Business Day" shall mean any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the States of New York, Maryland, Minnesota, South Dakota or Delaware are required or authorized by law to be closed or (iii) a day on which the Insurer is closed.

            "Deficiency Amount" means with respect to the Notes, the sum of
(i) for any Payment Date the excess, if any, of (a) interest accrued during the related Interest Period at the Note Rate on the Security Balance of the Notes immediately prior to such Payment Date other than Interest Shortfalls (excluding any Relief Act Shortfalls, and any interest shortfalls resulting from prepayments on the Mortgage Loans and any default interest) over (b) the portion of the Investor P&I Collections for such Payment Date remaining after payment of the Indenture Trustee fee, the Premium, the Servicing Fee and the Owner Trustee fee, and (ii) the Guaranteed Principal Distribution Amount.

            "Due for Payment" shall mean, (i) with respect to an Insured Amount, the Payment Date on which Insured Amounts are due and payable pursuant to the terms of the Indenture and (ii) with respect to a Preference Amount, the Business Day on which the documentation required by the Insurer has been received by the Insurer.

            "First Payment Date" shall mean February 25, 2005.

            "Guaranteed Principal Distribution Amount" means with respect to any Payment Date (other than the Scheduled Final Payment Date), the amount, if any, by which the Security Balance of the Notes (after giving effect to all other amounts paid and allocated to principal on the Notes) exceeds the Investor Amount as of such Payment Date (after giving effect to all other amounts paid and allocated as principal on the Notes). With respect to the Scheduled Final Payment Date (after giving effect to all other amounts paid and allocated as principal on the




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Notes including amounts paid hereunder), any amount necessary to pay in full the outstanding Security Balance of the Notes on such Payment Date.

            "Holder" shall mean the registered owner or beneficial owner of a Note, but shall not include the Issuer, the Indenture Trustee, the Owner Trustee, the Servicer, the Seller or the Depositor.

            "Indenture" shall mean the Indenture between the Issuer and the Indenture Trustee, dated January 1, 2005.

            "Indenture Trustee" shall mean Wells Fargo Bank, N.A., or its successor-in-interest, in its capacity as Indenture Trustee under the Indenture, or if any successor trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee, subject to the provisions thereof.

            "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of January 27, 2005, among Morgan Stanley ABS Capital I Inc., as Depositor, Morgan Stanley Dean Witter Credit Corporation, as Seller, Wells Fargo Bank, N.A., as Indenture Trustee, the Insurer, and MSDWCC HELOC Trust 2005-1, as Issuer, as such agreement may be amended, modified or supplemented from time to time.

            "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date.

            "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of (i) Insured Amounts for a Payment Date and (ii) Preference Amounts for any given Business Day.

            "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

            "Interest Shortfall" means with respect to the Notes, on any Payment Date an amount by which interest that would have accrued on the Notes during the related Interest Period without regard to clause (ii) of the definition of Note Rate exceeds an amount equal to the product of (A) the ratio of the actual number of days in the related Interest Period to 360, multiplied by (B) the product of (a) the Security Balance of the Notes for that Payment Date (before taking into account payments to be made on such Payment Date) multiplied by (b) the Net Loan Rate Cap.

            "Issuer" means MSDWCC HELOC Trust 2005-1.

            "Late Payment Rate" shall mean for any Payment Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Notes and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

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            "Nonpayment" shall mean, with respect to any Payment Date, an
Insured Amount is Due for Payment but has not been paid pursuant to the Indenture.

            "Notes" shall mean any one of the MSDWCC HELOC Trust 2005-1 HELOC Asset-Backed Notes, Series 2005-1, substantially in the form set forth in Exhibit A to the Indenture.

            "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to this Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Payment Date.

            "Payment Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day the first Business Day immediately following) beginning with the First Payment Date.

            "Premium" shall mean the premium payable in accordance with the Policy and the Insurance Agreement.

            "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

            "Preference Amount" shall mean any payment of principal or interest previously distributed to a Holder on a Note, which would have been covered under the Policy as an Insured Amount, which has been deemed a preferential transfer and was previously recovered from its owner pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

            "Reimbursement Amount" shall mean, as to any Payment Date, the sum of (x)(i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a)(vi) of the Indenture, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement, as certified to the Indenture Trustee by the Insurer plus (ii) interest on such amounts at the Late Payment Rate.

            "Relief Act Shortfalls" shall mean interest shortfalls resulting from the application of the Servicemembers Relief Act, as amended, or any similar state law.

            "Servicing Agreement" shall mean the Servicing Agreement dated as of January 1, 2005 among Morgan Stanley Dean Witter Credit Corporation, as Servicer, the Indenture Trustee and the Issuer, as such agreement may be amended, modified or supplemented from time to time as set forth in the agreement.

            "Scheduled Final Payment Date" shall mean the Payment Date occurring in July 2017.

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            "Trustee" shall mean, for purposes of this Policy, the Indenture
Trustee.

            "Trust Agreement" shall mean the Trust Agreement, dated as of January 1, 2005, between Morgan Stanley ABS Capital I Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

            Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Insurance Agreement and the Basic Documents, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Insurer.

            Notwithstanding any other provision of the Policy, the Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Payment Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice at the address and in the manner provided in Section 3.28 of the Insurance Agreement; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

            The Insurer will pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the second Business Day following receipt by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Holder (the "Order"), (ii) a certificate by or on behalf of the Indenture Trustee or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Indenture Trustee or Holder, irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee or Holder relating to or arising under the Indenture and the Servicing Agreement against the estate of the Indenture Trustee or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Indenture Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Notes prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the face of this Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above

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to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

            The Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Insurer under the Policy.

            The Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Insurance Agreement and Basic Documents.

            This Policy does not cover Interest Shortfalls, Relief Act Shortfalls or interest shortfalls due to the partial or full prepayment of the Mortgage Loans, nor does the Policy guarantee to the Holders of the Notes any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Indenture Trustee or any Noteholder for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) or any risk other than Nonpayment, including the failure of the Indenture Trustee to make any payment required under the Indenture to the Noteholders.

            The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

            A premium will be payable on this Policy on each Payment Date as provided in Section 3.05(a)(ii) of the Indenture, beginning with the First Payment Date, in an amount equal to the Premium.

            THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAWS.

            The Policy to which this endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer.

            Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

            To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

            This Policy and the obligations of the Insurer thereunder will terminate without any action on the part of the Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Notes have been paid in full and (ii) the Scheduled Final Payment Date. Upon termination of the Policy, the Indenture Trustee shall deliver the original of the Policy to the Insurer.


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            No person other than the Indenture Trustee shall be entitled to present the Notice.

            No waiver of any rights or powers of the Insurer, the Holders or the Indenture Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

            This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.



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            IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers

/s/ Melissa L. Velie                     /s/ Patrick E. McCormick
------------------------------------    --------------------------------------
Assistant Secretary                     First Vice President




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                                   EXHIBIT A
                       TO THIS GUARANTY INSURANCE POLICY
                       ---------------------------------
                              Policy No. AB0855BE

                        NOTICE OF NONPAYMENT AND DEMAND
                        FOR PAYMENT OF INSURED AMOUNTS

                                            Date: [         ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

            Reference is made to Certificate Guaranty Insurance Policy No. AB0855BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, dated as of January l, 2005, between MSDWCC HELOC Trust 2005-1, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, as the case may be, unless the context otherwise requires.

            The Indenture Trustee hereby certifies as follows:

      1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

      2.    The relevant Payment Date is [date].

      3. Payment on the Notes in respect of the Payment Date is due to be received on ________________ under the Indenture in an amount equal to $____________.

      4. There is an [Insured Amount] [Preference Amount] of $____________ in respect of the Notes, which amount is Due for Payment pursuant to the terms of the Indenture.

      5. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date.

      6. The Indenture Trustee hereby requests the payment of the [Insured Amounts] [Preference Amount] that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: _____________________________ (Indenture
            Trustee's account number).

      7. The Indenture Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the


                                      A-1
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            Policy Payment Account and not commingle such funds with other funds held by Indenture Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

            ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


                                    By:
                                       ---------------------------------
                                       Indenture Trustee


                                    Title:
                                          ------------------------------------
                                          (Officer)




                                      A-2
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